UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Semi-Annual Repor t

Legg Mason

Western Asset

Global Inflation

Management

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Global Inflation Management Fund

Fund objectives

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Global Inflation Management Fund for the six-month reporting period ended April 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

Legg Mason Western Asset Global Inflation Management Fund	III

Investment commentary

Economic review

While economic data remained mixed, the U.S. economy continued to expand over the six months ended April 30, 2011. Beginning in the fourth quarter of 2010 and continuing for most of the remainder of the period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, interest rates generally rose, negatively impacting some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s second estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth in the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during four of the last five months of the reporting period, though it remained elevated. The rate fell to 8.9% in February 2011, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March, but back up to 9.0% in April. While unemployment in the U.S. declined over the course of the reporting period, hiring has yet to rebound as strongly as in previous recoveries. The U.S. Department of Labor reported in May 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and roughly 43% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February, before increasing 3.5% in March and then falling 0.8% in April. At the end of April, the inventory of unsold homes was a 9.2 month supply at the current sales level, versus an 8.3 month supply in March. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $163,700 in April 2011, down 5.0% from April 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty-one consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January

IV	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary (cont’d)

2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. The expansion in the manufacturing sector was broad based in April, with seventeen of eighteen industries tracked by the Institute for Supply Management growing during the month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the devastating earthquake and tsunami in Japan. During the reporting period, Ireland joined Greece in requesting financial support from the European Union (“EU”) and International Monetary Fund (“IMF”), and Portugal also requested bailout funds. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. According to the World Bank, damage in northeast Japan could reach $235 billion. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.”

Financial market overview

Although the financial markets were, for the most part, characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds, there were periods of heightened volatility during the reporting period. The markets experienced sharp sell-offs in mid-November 2010, and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of

Legg Mason Western Asset Global Inflation Management Fund	V

resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during most of the reporting period. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% — the first rate hike since July 2008. In other developed countries, the Bank of England kept rates on hold at 0.5% during the period, as did Japan at a range of zero to 0.1%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

After rallying in October 2010 (prior to the beginning of the reporting period) in the wake of the Fed indicating the possibility of another round of quantitative easing, the spread sectors (non-Treasuries) started to weaken toward the middle of November. This occurred as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While most spread sectors regained their footing during the last five months of the reporting period, others, such as emerging market debt, produced mixed results given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended April 30, 2011. When the period began, two- and ten-year Treasury yields were 0.34% and 2.63%, respectively. Treasury yields initially moved lower, with two- and ten-year Treasury yields hitting their low for the period of 0.33% and 2.53%, respectively, on November 4, 2010. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed, but then declined in April given disappointing first quarter 2011 GDP data. When the period ended on April 30, 2011, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.32%. For the six months ended April 30, 2011, the Barclays Capital U.S. Aggregate Indexv returned 0.02%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vi returned -0.85% over the same time frame.

Inflation was fairly well-contained during the reporting period. For the six months ended April 30, 2011, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)vii, was 2.8%. The CPI-U less food and energy was 0.9% over the same time frame. Despite relatively modest inflation, the price of gold, which is often a signal of rising prices, reached an all-time high of $1,535.50 an ounce in April 2011. Inflation-protected securities (“IPS”) generated positive results during the six months ended April 30, 2011, with the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)viii returning 5.12%.

The U.S. high-yield bond market produced strong results during the reporting period.

VI	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary (cont’d)

The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix returned 6.18% for the six months ended April 30, 2011.

The emerging market debt asset class generated mixed results, with an overall negative return for the six-month reporting period. During the first half of the period, investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down. Emerging market debt prices then largely stabilized in February and rallied in March and April. However, this rebound was not enough to overcome the earlier weakness and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned -1.17% over the six months ended April 30, 2011.

Performance review

For the six months ended April 30, 2011, Class A shares of Legg Mason Western Asset Global Inflation Management Fund, excluding sales charges, returned 2.65%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged), returned 5.12% over the same time frame. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned 1.19% for the same period.

Performance Snapshot as of April 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset Global Inflation Management Fund:
Class A	2.65%
Class C	2.50%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	5.12%
Lipper Treasury Inflation-Protected Securities Funds Category Average	1.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2011 for Class A and Class C shares were 3.50% and 3.09%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A and Class C shares would have been 3.05% and 2.55%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change. The 30-Day SEC Yields reflect adjustments for inflation to yields of portfolio securities that are inflation-linked. These adjustments may result in the 30-Day SEC Yields being more volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 159 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Global Inflation Management Fund	VII

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class A and Class C shares were 1.44% and 2.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.90% for Class A shares and 1.40% for Class C shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

RISKS: This Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

viii	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

ix

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010 and, except for purchase options, does not include derivatives, such as futures contracts, forward foreign currency contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.65%	$1,000.00	$1,026.50	0.90%	$4.52	Class A	5.00%	$1,000.00	$1,020.33	0.90%	$4.51
Class C	2.50	1,000.00	1,025.00	1.40	7.03	Class C	5.00	1,000.00	1,017.85	1.40	7.00

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — April 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC World	— Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)
HY	— High Yield
LMWA Global	— Legg Mason Western Asset Global Inflation Management Fund
Non-$	— Non-U.S. Dollar

4	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC World	— Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)
HY	— High Yield
LMWA Global	— Legg Mason Western Asset Global Inflation Management Fund
Non-$	— Non-U.S. Dollar

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2011

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 56.2%
Australia — 1.5%
Australia Government, Bonds	4.000%	8/20/20	215,000	AUD	$391,122
Australia Government, Bonds	3.000%	9/20/25	100,000	AUD	121,198
Total Australia					512,320
Canada — 6.6%
Government of Canada, Bonds	4.250%	12/1/21	28,429	CAD	41,450
Government of Canada, Bonds	4.250%	12/1/26	376,485	CAD	593,296
Government of Canada, Bonds	4.000%	12/1/31	917,505	CAD	1,522,923
Government of Canada, Bonds	3.000%	12/1/36	103,194	CAD	157,764
Total Canada					2,315,433
France — 12.2%
Government of France, Bonds	2.500%	7/25/13	206,134	EUR	324,774
Government of France, Bonds	1.600%	7/25/15	557,760	EUR	870,159
Government of France, Bonds	1.000%	7/25/17	358,802	EUR	537,883
Government of France, Bonds	2.250%	7/25/20	1,001,013	EUR	1,622,470
Government of France, Bonds	2.100%	7/25/23	558,636	EUR	894,895
Total France					4,250,181
Germany — 8.3%
Bundesobligation, Inflation Linked	2.250%	4/15/13	754,789	EUR	1,177,741
Bundesrepublik Deutschland	1.500%	4/15/16	1,112,063	EUR	1,735,338
Total Germany					2,913,079
Italy — 1.1%
Italy Buoni Poliennali Del Tesoro, Bonds	2.350%	9/15/19	10,438	EUR	15,529
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.350%	9/15/35	281,798	EUR	378,229
Total Italy					393,758
Japan — 4.4%
Government of Japan, Bonds	1.200%	3/10/14	2,967,000	JPY	37,552
Government of Japan, Bonds	1.100%	6/10/14	6,958,000	JPY	87,122
Government of Japan, Bonds	0.500%	12/10/14	10,285,600	JPY	127,751
Government of Japan, Bonds	0.500%	6/10/15	14,955,000	JPY	183,963
Government of Japan, Bonds	0.800%	9/10/15	12,710,400	JPY	157,513
Government of Japan, Bonds	0.800%	12/10/15	11,682,000	JPY	145,822
Government of Japan, Bonds	1.200%	12/10/17	19,720,000	JPY	247,737
Government of Japan, Bonds	1.400%	3/10/18	13,047,300	JPY	167,435
Government of Japan, Bonds	1.400%	6/10/18	29,430,000	JPY	371,325
Total Japan					1,526,220

See Notes to Financial Statements.

6	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sweden — 4.5%
Government of Sweden, Bonds	4.000%	12/1/20	3,240,000	SEK	$860,397
Government of Sweden, Bonds	3.500%	12/1/28	2,600,000	SEK	708,566
Total Sweden					1,568,963
United Kingdom — 17.6%
United Kingdom Treasury Gilt, Bonds	2.500%	8/16/13	110,000	GBP	522,347
United Kingdom Treasury Gilt, Bonds	2.500%	7/26/16	55,000	GBP	296,237
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/17	71,614	GBP	132,245
United Kingdom Treasury Gilt, Bonds	2.500%	4/16/20	125,000	GBP	686,546
United Kingdom Treasury Gilt, Bonds	2.500%	7/17/24	160,000	GBP	771,835
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	154,890	GBP	281,384
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/32	53,245	GBP	97,915
United Kingdom Treasury Gilt, Bonds	2.000%	1/26/35	166,000	GBP	470,125
United Kingdom Treasury Gilt, Bonds	0.625%	11/22/42	174,126	GBP	289,432
United Kingdom Treasury Gilt, Bonds	0.750%	11/22/47	322,741	GBP	565,972
United Kingdom Treasury Gilt, Bonds	0.500%	3/22/50	151,693	GBP	248,166
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	828,894	GBP	1,778,585
Total United Kingdom					6,140,789
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $16,763,027)					19,620,743
Corporate Bonds & Notes — 3.8%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.1%
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	5,000		5,806
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	15,000		17,513
Total Hotels, Restaurants & Leisure					23,319
Media — 0.2%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	10,000		11,575
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000		10,650
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000		21,900
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	20,000		21,400
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000		19,775	(a)
Total Media					85,300
Total Consumer Discretionary					108,619
Energy — 0.4%
Energy Equipment & Services — 0.1%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	20,000		20,600
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	70,000		79,100
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000		33,600

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	5,000		$5,587	(a)
Total Oil, Gas & Consumable Fuels					118,287
Total Energy					138,887
Financials — 2.2%
Capital Markets — 0.4%
Goldman Sachs Group Inc.	5.125%	10/23/19	100,000	EUR	148,230
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		0	(a)(b)(c)(d)
Total Capital Markets					148,230
Commercial Banks — 0.4%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		0	(a)(b)(c)(d)
HT1 Funding GmbH, Subordinated Bonds	5.743%	6/30/17	33,000	EUR	40,813	(e)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Debentures	1.000%	9/29/17	100,000	EUR	119,603	(f)
Total Commercial Banks					160,416
Diversified Financial Services — 0.7%
Citigroup Inc., Senior Notes	7.375%	9/4/19	150,000	EUR	256,243
Insurance — 0.6%
ELM BV	5.252%	5/25/16	150,000	EUR	198,844	(e)(f)
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	20,000		21,014
Total Financials					784,747
Health Care — 0.3%
Health Care Providers & Services — 0.3%
HCA Inc., Senior Secured Notes	9.875%	2/15/17	80,000		90,000
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	5,000		5,825
Total Health Care					95,825
Industrials — 0.1%
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		19,360
Materials — 0.2%
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	30,000		31,725
Metals & Mining — 0.1%
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	30,000		33,000
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000		2,436
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000		3,626
Total Metals & Mining					39,062
Total Materials					70,787

See Notes to Financial Statements.

8	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	5,000		$5,363
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	50,000		53,062
Total Telecommunication Services					58,425
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	30,000		33,000	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	40,000		29,900
Total Utilities					62,900
Total Corporate Bonds & Notes (Cost — $1,509,938)					1,339,550
Sovereign Bonds — 0.9%
France — 0.9%
France Government Bond OAT (Cost — $288,725)	4.000%	10/25/38	210,000	EUR	307,720
U.S. Treasury Inflation Protected Securities — 30.1%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	651,503		748,058
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	724,653		793,155
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	866,812		989,588
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	401,360		420,456	(g)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	588,274		777,855
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	283,421		330,119
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	673,000		923,745
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	486,178		644,072	(g)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	528,459		577,342	(g)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	334,998		352,507
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	216,859		236,003
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	197,592		217,521
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	20,911		22,612
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	117,388		130,521
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	2,213,365		2,437,986
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	273,022		305,677
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	416,355		482,028
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	98,751		113,509
Total U.S. Treasury Inflation Protected Securities (Cost — $9,512,867)					10,502,754

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset Global Inflation Management Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
Eurodollar Futures, Put @ 99.25 (Cost — $13,314)		9/19/11	112	$5,600
Total Investments before Short-Term Investments (Cost — $28,087,871)				31,776,367

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 2.3%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $44,999)	0.175%	5/9/11	45,000	44,999	(h)
U.S. Government Obligations — 2.2%
U.S. Treasury Bills (Cost — $749,126)	0.210%	11/17/11	750,000	749,627	(h)
Total Short-Term Investments (Cost — $794,125)				794,626
Total Investments — 93.3% (Cost — $28,881,996#)				32,570,993
Other Assets in Excess of Liabilities — 6.7%				2,351,051
Total Net Assets — 100.0%				$34,922,044

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities are currently in default as of April 30, 2011.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Put	9/19/11	$99.00	56	$1,750
Total Written Options (Premiums received — $4,018)				$1,750

See Notes to Financial Statements.

10	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments, at value (Cost — $28,881,996)	$32,570,993
Foreign currency, at value (Cost — $175,203)	175,596
Cash	2,099,349
Unrealized appreciation on forward foreign currency contracts	832,453
Interest receivable	217,912
Receivable for Fund shares sold	104,504
Foreign currency collateral for open futures contracts, at value (Cost — $52,440)	55,353
Receivable for securities sold	23,357
Deposits with brokers for open futures contracts	16,448
Receivable from broker — variation margin on open futures contracts	14,815
Prepaid expenses	17,166
Total Assets	36,127,946

Liabilities:
Unrealized depreciation on forward foreign currency contracts	876,910
Payable for securities purchased	191,461
Payable for Fund shares repurchased	53,467
Distribution fees payable	9,124
Distributions payable	3,628
Investment management fee payable	2,001
Written options, at value (premiums received $4,018)	1,750
Trustees’ fees payable	24
Accrued expenses	67,537
Total Liabilities	1,205,902
Total Net Assets	$34,922,044

Net Assets:
Par value (Note 7)	$31
Paid-in capital in excess of par value	33,245,674
Overdistributed net investment income	(602,525)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(1,332,465)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	3,611,329
Total Net Assets	$34,922,044

Shares Outstanding:
Class A	2,576,387
ClassC	499,167

Net Asset Value:
ClassA (and redemption price)	$11.36
ClassC (and redemption price)	$11.31
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 2.25%)	$11.62

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Interest	$471,266

Expenses:
Investment management fee (Note 2)	89,500
Distribution fees (Notes 2 and 5)	52,464
Transfer agent fees (Note 5)	21,190
Shareholder reports	19,290
Registration fees	17,817
Audit and tax	17,418
Custody fees	4,326
Legal fees	1,734
Fund accounting fees	1,145
Insurance	899
Trustees’ fees	278
Miscellaneous expenses	863
Total Expenses	226,924
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(68,686)
Net Expenses	158,238
Net Investment Income	313,028

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	635,300
Futures contracts	(409,925)
Written options	35,470
Foreign currency transactions	(101,686)
Net Realized Gain	159,159
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	53,145
Futures contracts	204,877
Written options	(5,660)
Foreign currencies	144,304
Change in Net Unrealized Appreciation (Depreciation)	396,666
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	555,825
Increase in Net Assets from Operations	$868,853

See Notes to Financial Statements.

12	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (Unaudited) and the Year Ended October 31, 2010	2011	2010

Operations:
Net investment income	$313,028	$337,782
Net realized gain	159,159	642,665
Change in net unrealized appreciation (depreciation)	396,666	627,371
Proceeds from settlement of a regulatory matter	—	88,916	†
Increase in Net Assets From Operations	868,853	1,696,734

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(442,040)	(542,999)
Decrease in Net Assets From Distributions to Shareholders	(442,040)	(542,999)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,098,120	6,443,947
Reinvestment of distributions	414,408	509,590
Cost of shares repurchased	(4,313,367)	(11,431,091)
Increase (Decrease) in Net Assets From Fund Share Transactions	199,161	(4,477,554)
Increase (Decrease) in Net Assets	625,974	(3,323,819)

Net Assets:
Beginning of period	34,296,070	37,619,889
End of period*	$34,922,044	$34,296,070
* Includes overdistributed net investment income of:	$(602,525)	$(473,513)

†	The Fund received $85,653 and $3,263 for Class A and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$11.22	$10.80	$9.43	$10.97	$10.72	$10.81

Income (loss) from operations:
Net investment income (loss)	0.11	0.11	(0.03)	0.38	0.20	0.46
Net realized and unrealized gain (loss)	0.18	0.46	1.69	(1.44)	0.56	(0.08)
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—	—
Total income (loss) from operations	0.29	0.60	1.66	(1.06)	0.76	0.38

Less distributions from:
Net investment income	(0.15)	(0.18)	(0.29)	(0.48)	(0.51)	(0.47)
Net realized gains	—	—	—	—	—	(0.00) [4]
Total distributions	(0.15)	(0.18)	(0.29)	(0.48)	(0.51)	(0.47)

Net asset value, end of period	$11.36	$11.22	$10.80	$9.43	$10.97	$10.72
Total return[5]	2.65%	5.60%[6]	18.07%	(10.25)%	7.39%	3.68%

Net assets, end of period (000s)	$29,278	$29,630	$30,565	$28,869	$25,983	$27,403

Ratios to average net assets:
Gross expenses	1.31%[7]	1.41%	1.23%	1.45%	2.21%[8]	1.58%
Net expenses[9,10]	0.90 [7,11]	0.90 [11]	0.90 [11]	0.90 [11]	1.21 [8,12]	1.19 [12]
Net investment income (loss)	1.99 [7]	1.03	(0.34)	3.40	1.93	4.35

Portfolio turnover rate	58%	78%	129%	81%	38%	171%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.32%. Class A received $85,653 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]

Effective December 31, 2004 through October 31, 2007, as a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.20%.

See Notes to Financial Statements.

14	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$11.16	$10.79	$9.43	$10.97	$10.73	$10.81

Income (loss) from operations:
Net investment income (loss)	0.08	0.06	(0.01)	0.34	0.14	0.40
Net realized and unrealized gain (loss)	0.20	0.44	1.63	(1.46)	0.56	(0.06)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	0.28	0.51	1.62	(1.12)	0.70	0.34

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.26)	(0.42)	(0.46)	(0.42)
Net realized gains	—	—	—	—	—	(0.00) [4]
Total distributions	(0.13)	(0.14)	(0.26)	(0.42)	(0.46)	(0.42)

Net asset value, end of period	$11.31	$11.16	$10.79	$9.43	$10.97	$10.73
Total return[5]	2.50%	4.84%[6]	17.60%	(10.70)%	6.74%	3.25%

Net assets, end of period (000s)	$5,644	$4,666	$7,055	$5,664	$368	$919

Ratios to average net assets:
Gross expenses	1.92%[7]	2.04%	1.80%	1.52%	2.66%[8]	2.07%
Net expenses[9,10]	1.40 [7,11]	1.40 [11]	1.40 [11]	1.38 [11]	1.72 [8,12]	1.70 [12]
Net investment income (loss)	1.54 [7]	0.52	(0.13)	3.11	1.36	3.74

Portfolio turnover rate	58%	78%	129%	81%	38%	171%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.74%. Class C received $3,263 related to this distribution.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]

Effective December 31, 2004 through October 31, 2007, as a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.70%.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Non-U.S. treasury inflation protected securities	—	$19,620,743	—		$19,620,743
Corporate bonds & notes	—	1,339,550	$0	*	1,339,550
Sovereign bonds	—	307,720	—		307,720
U.S. treasury inflation protected securities	—	10,502,754	—		10,502,754
Purchased options	$5,600	—	—		5,600
Total long-term investments	$5,600	$31,770,767	$0	*	$31,776,367
Short-term investments†	—	794,626	—		794,626
Total investments	$5,600	$32,565,393	$0	*	$32,570,993
Other financial instruments:
Futures contracts	$21,087	$—	—		$21,087
Forward foreign currency contracts	—	832,453	—		832,453
Total other financial instruments	$21,087	$832,453	$0	*	$853,540
Total	$26,687	$33,397,846	$0	*	$33,424,533

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$1,750	—	—		$1,750
Futures contracts	67,764	—	—		67,764
Forward foreign currency contracts	—	$876,910	—		876,910
Total	$69,514	$876,910	—		$946,424

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	17

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of October 31, 2010	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of April 30, 2011	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2011[1]	—

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or foreign currencies or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily

18	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	19

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or

20	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $878,660. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly,

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	21

the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan, respectively.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and C shares did not exceed 0.90% and 1.40%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

22	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2011, fees waived and/or expenses reimbursed amounted to $68,686.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately $1,000 for Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$13,704,758	$4,322,098
Sales	13,004,040	6,907,414

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,964,234
Gross unrealized depreciation	(275,237)
Net unrealized appreciation	$3,688,997

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	23

At April 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bobl	7	6/11	$1,184,463	$1,194,814	$10,351
German Euro Bund	13	6/11	2,356,083	2,366,819	10,736
					$21,087
Contracts to Sell:
U.S. Treasury 5-Year notes	27	6/11	3,154,115	3,198,656	(44,541)
U.S. Treasury 10-Year notes	11	6/11	1,309,324	1,332,547	(23,223)
					(67,764)
Net unrealized loss on open futures contracts					$(46,677)

During the six months ended April 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2010	27	$17,209
Options written	140	37,495
Options closed	(81)	(43,284)
Options exercised	(30)	(7,402)
Options expired	—	—
Written options, outstanding April 30, 2011	56	$4,018

At April 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	JPMorgan Chase Bank	394,607	$431,711	5/18/11	$39,235
Australian Dollar	UBS AG London	589,240	644,646	5/18/11	60,002
British Pound	BNP Paribas SA	469,052	783,344	5/18/11	29,249
British Pound	BNP Paribas SA	14,323	23,920	5/18/11	759
British Pound	Credit Suisse London	518,152	865,343	5/18/11	26,688
British Pound	Credit Suisse London	75,420	125,956	5/18/11	2,497
British Pound	Credit Suisse London	61,000	101,873	5/18/11	4,475
British Pound	Deutsche Bank AG	152,920	255,384	5/18/11	6,934
British Pound	JPMorgan Chase Bank	164,306	274,401	5/18/11	9,976
British Pound	JPMorgan Chase Bank	95,438	159,386	5/18/11	5,605
British Pound	UBS AG London	114,438	191,117	5/18/11	7,022
British Pound	UBS AG London	62,487	104,357	5/18/11	2,339
Euro	BNP Paribas SA	220,000	325,719	5/18/11	23,179
Euro	Citibank N.A.	601,766	890,939	5/18/11	59,051
Euro	Credit Suisse London	3,721,346	5,509,602	5/18/11	370,796
Euro	JPMorgan Chase Bank	483,266	715,494	5/18/11	57,895
Euro	JPMorgan Chase Bank	262,295	388,339	5/18/11	17,076

24	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Euro	Morgan Stanley & Co.	75,000	$111,041	5/18/11	$8,971
Euro	Royal Bank of Scotland PLC	462,879	685,311	5/18/11	49,441
Euro	UBS AG London	599,298	887,285	5/18/11	10,266
Hong Kong Dollar	Credit Suisse London	1,300,000	167,400	5/18/11	247
Japanese Yen	Credit Suisse London	92,213,782	1,136,885	5/18/11	3,160
Japanese Yen	JPMorgan Chase Bank	26,917,000	331,854	5/18/11	(2,112)
Swedish Krona	Credit Suisse London	2,617,415	432,830	5/18/11	25,862
Swedish Krona	UBS AG London	1,146,918	189,661	5/18/11	11,728
					830,341
Contracts to Sell:
Australian Dollar	Credit Suisse London	1,112,947	1,217,596	5/18/11	(105,351)
British Pound	Credit Suisse London	142,746	238,395	5/18/11	(8,394)
British Pound	JPMorgan Chase Bank	25,000	41,752	5/18/11	(109)
British Pound	JPMorgan Chase Bank	41,000	68,472	5/18/11	(1,747)
British Pound	JPMorgan Chase Bank	175,000	292,260	5/18/11	(9,740)
British Pound	UBS AG London	271,121	452,787	5/18/11	(16,245)
Canadian Dollar	Credit Suisse London	109,705	115,907	5/18/11	(5,053)
Canadian Dollar	JPMorgan Chase Bank	508,046	536,768	5/18/11	(28,834)
Canadian Dollar	UBS AG London	460,000	486,006	5/18/11	(26,063)
Euro	Citibank N.A.	20,000	29,611	5/18/11	(1,029)
Euro	Credit Suisse London	1,198,069	1,773,789	5/18/11	(91,736)
Euro	JPMorgan Chase Bank	83,000	122,885	5/18/11	(5,284)
Euro	JPMorgan Chase Bank	211,000	312,394	5/18/11	(15,226)
Euro	JPMorgan Chase Bank	1,143,867	1,693,541	5/18/11	(77,085)
Euro	JPMorgan Chase Bank	2,675,226	3,960,779	5/18/11	(286,731)
Euro	UBS AG London	1,085,231	1,606,727	5/18/11	(120,146)
Japanese Yen	BNP Paribas SA	34,216,780	421,852	5/18/11	(2,302)
Japanese Yen	Credit Suisse London	9,582,300	118,138	5/18/11	(1,138)
Japanese Yen	Deutsche Bank AG	18,180,000	224,138	5/18/11	(1,308)
Japanese Yen	JPMorgan Chase Bank	23,385,423	288,314	5/18/11	(1,429)
Japanese Yen	UBS AG London	67,595,785	833,375	5/18/11	(4,757)
Swedish Krona	Credit Suisse London	500,000	82,683	5/18/11	(2,817)
Swedish Krona	Credit Suisse London	851,583	140,822	5/18/11	(6,822)
Swedish Krona	Credit Suisse London	2,311,652	382,267	5/18/11	(3,081)
Swedish Krona	JPMorgan Chase Bank	5,213,710	862,167	5/18/11	(52,371)
					(874,798)
Net unrealized loss on open forward foreign currency contracts					$(44,457)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	25

Below are tables, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options[2]	$5,600	—	$5,600
Futures contracts[3]	21,087	—	21,087
Forward foreign currency contracts	—	$832,453	832,453
Total	$26,687	$832,453	$859,140

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Written options	$1,750	—	$1,750
Futures contracts[3]	67,764	—	67,764
Forward foreign currency contracts	—	$876,910	876,910
Total	$69,514	$876,910	$946,424

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$(96,310)	$(47,572)	$(143,882)
Written options	35,470	—	35,470
Futures contracts	(409,925)	—	(409,925)
Forward foreign currency contracts	—	(1,632)	(1,632)
Total	$(470,765)	$(49,204)	$(519,969)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$26,745	$35,162	$61,907
Written options	(5,660)	—	(5,660)
Futures contracts	204,877	—	204,877
Forward foreign currency contracts	—	141,057	141,057
Total	$225,962	$176,219	$402,181

26	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$25,354
Written options	3,649
Futures contracts (to buy)	2,360,691
Futures contracts (to sell)	9,453,274
Forward foreign currency contracts (to buy)	15,203,138
Forward foreign currency contracts (to sell)	14,263,904

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$34,791	$15,865
Class C	17,673	5,325
Total	$52,464	$21,190

For the six months ended April 30, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$56,400
Class C	12,286
Total	$68,686

6. Distributions to shareholders by class

	Six Months Ended April 30, 2011	Year Ended October 31, 2010
Net Investment Income
Class A	$386,781	$478,056
Class C	55,259	64,943
Total	$442,040	$542,999

7. Shares of beneficial interest

At April 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	27

has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	204,664	$2,228,694	416,185	$4,443,665
Shares issued on reinvestment	33,321	362,102	42,137	449,826
Shares repurchased	(303,312)	(3,278,701)	(647,530)	(6,883,022)
Net decrease	(65,327)	$(687,905)	(189,208)	$(1,989,531)

Class C
Shares sold	172,947	$1,869,426	186,712	$2,000,282
Shares issued on reinvestment	4,830	52,306	5,630	59,764
Shares repurchased	(96,725)	(1,034,666)	(428,055)	(4,548,069)
Net increase (decrease)	81,052	$887,066	(235,713)	$(2,488,023)

8. Capital loss carryforward

As of October 31, 2010, the Fund had a net capital loss carryforward of approximately $1,083,152, of which $496,148 expires in 2014 and $587,004 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

28	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the

Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report	29

trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claim”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of two of the Putative Class Claims. With regard to the Derivative

30	Legg Mason Western Asset Global Inflation Management Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

Legg Mason Western Asset Global Inflation Management Fund	31

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Global Inflation Management Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors

32	Legg Mason Western Asset Global Inflation Management Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadvisers’ risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information

Legg Mason Western Asset Global Inflation Management Fund	33

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as Treasury inflation-protected securities funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

34	Legg Mason Western Asset Global Inflation Management Fund

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as Treasury inflation-protected securities funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and Actual Management Fee was slightly below the median. The Board noted that the Fund’s actual total expense ratio was slightly above the median. The Board took into account management’s discussion of the Fund’s expenses and noted the size of the Fund. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Actual Management Fee was slightly below the median.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Western Asset Global Inflation Management Fund	35

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Global Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Global Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01935 6/11 SR11-1390

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	June 23, 2011